Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-21483, 33-65255, 333-00949, 333-03983, 333-82751
and  333-37262)  and  on  Form  S-3  (Nos.  333-52933  and  33-52297)  of  Terex
Corporation of our report dated February 19, 2001 relating to the financial statements and financial statement schedule, which appears on page F-2 of this Form 10-K.



PricewaterhouseCoopers LLP


Stamford, Connecticut
March 21, 2001